UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  July 30, 2005
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA                             0-28331                           84-1047159
(State of Incorporation or   (Commission File Number)           (I.R.S. Employer
organization)                                                Identification No.)

                          12535 ORANGE DRIVE, SUITE 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 |_|  Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS. On July 30, 2005, China Direct Trading Corporation (Company) entered into an exclusive sales agency or representation agreement with Sutter's Mill Specialties, Inc., (SMI) a producer of souvenir, gift and promotional items in the Southwestern and Western U.S., to market and sell SMI's product line. A press release, dated August 3rd, 2005, by the Company announcing this representation agreement is set forth below as exhibit 99.1. The form of the sales agency agreement is set forth below as exhibit 10.

The attached press release is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT #10: Form of July 30, 2005 sales agency agreement between China Direct Trading Corporation and Sutter's Mill Specialties.

EXHIBIT # 99.1 Press Release issued by China Direct Trading Corp. re: exclusive sales representation agreement with Sutter's Mill Specialties, Inc., dated August 3rd, 2005 .

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHINA DIRECT TRADING
                                                 CORPORATION

                                                 Date: August 2nd, 2005

                                                 By: /s/ Howard Ullman
                                                  Howard Ullman, Chief
                                                  Executive Officer and
                                                 President and Chairman